UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2022, Heron Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

Six proposals were voted on at the Annual Meeting: (1) the election of seven director nominees: Barry Quart, Pharm.D., Stephen Davis, Sharmila Dissanaike, M.D., FACS, FCCM, Craig Johnson, Kimberly Manhard, Susan Rodriguez and Christian Waage, to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) the ratification of the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2022; (3) an advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2021; (4) an amendment to the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 100,000,000 from 150,000,000 to 250,000,000; (5) an amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 27,800,000 to 30,700,000; and (6) an amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 975,000 to 1,825,000.

Only stockholders of record as of the close of business on April 14, 2022 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 102,278,372 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 83,006,080 shares of common stock of the Company were represented in person and by proxy constituting a quorum for the Annual Meeting. As set forth below, all six proposals voted on at the Annual Meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Election of seven director nominees to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
Barry Quart, Pharm.D.	64,803,000	1,949,444	168,834	16,084,802
Stephen Davis	46,492,183	20,210,336	218,759	16,084,802
Sharmila Dissanaike	65,445,234	1,270,615	205,429	16,084,802
Craig Johnson	60,745,794	5,971,085	204,399	16,084,802
Kimberly Manhard	65,247,167	1,428,383	245,728	16,084,802
Susan Rodriguez	65,387,518	1,318,207	215,553	16,084,802
Christian Waage	62,192,232	4,476,922	252,124	16,084,802

Ratification of the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
81,777,764	932,812	295,504	0

Advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2021:

For	Against	Abstain	Broker Non-Votes
49,881,191	16,852,563	187,524	16,084,802

Amendment to the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 100,000,000 from 150,000,000 to 250,000,000:

For	Against	Abstain	Broker Non-Votes
61,683,898	21,187,789	134,393	0

Amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 27,800,000 to 30,700,000:

For	Against	Abstain	Broker Non-Votes
45,397,562	21,380,472	143,244	16,084,802

Amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 975,000 to 1,825,000:

For	Against	Abstain	Broker Non-Votes
61,869,122	4,887,518	164,638	16,084,802

*            *            *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: May 25, 2022	/s/ Lisa Peraza
Lisa Peraza Vice President, Chief Accounting Officer